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                                                                   EXHIBIT 10.76


                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Registration Rights Agreement") is made as of December 16, 1997, by and between Intelect Communications, Inc., a Delaware corporation (the"Company"), and Navesink Equity Derivative Fund LDC, a Cayman Island limited duration company ("Purchaser").

         WHEREAS, on the date hereof, Purchaser acquired from the Company 914,286 shares of the Company's $4.375 10% Cumulative Convertible Preferred Stock, Series B, $.01 par value (the "Preferred Shares"), pursuant to that certain Purchase Agreement dated of even date herewith by and between the parties (the "Purchase Agreement");

         WHEREAS, the Company wishes to grant Purchaser certain registration rights in respect of the shares of the Company's Common Stock, $.01 par value issuable upon conversion of or as dividends on the Preferred Stock (the "Shares"), as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         As used in this Agreement, the following terms shall have the meanings set forth below:

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall mean the Company's Common Stock, $.01 par value.

         "Company" shall have the meaning given in the Preamble.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Indemnified Party" shall have the meaning given in Section 2.5.3.

         "Indemnifying Party" shall have the meaning given in Section 2.5.3.

         "Preferred Shares" shall have the meaning given in the first recital.

         "Purchase Agreement" shall have the meaning set forth in the first recital.

         "Purchaser" shall have the meaning given in the Preamble.

         The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of the effectiveness of such registration statement.
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         "Registration Expenses" shall mean all expenses, other than Selling
Expenses (as defined below), incurred by the Company in complying with this Registration Rights Agreement, including, without limitation, all registration, qualification and filing fees, exchange listing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the holders of the Registrable Securities and, except as set forth above, all fees and disbursements of counsel for such holders.

         "Selling Security Holder" shall have the meaning given in Section
2.4.4.

         "Shares" shall mean all Common Stock issued upon conversion of the Preferred Stock and any Common Stock issued as dividends on the Preferred Stock.

         "Underwritten Public Offering" shall mean a public offering in which the Common Stock is offered and sold on a firm commitment basis through one or more underwriters, all pursuant to (i) an effective registration statement under the Securities Act and (ii) an underwriting agreement between the Company and such underwriters.

                                   ARTICLE II

                              REGISTRATION RIGHTS

         2.1 Demand Registration.

                 2.1.1 Demand Rights Only. The Purchaser shall be entitled to a one time written demand of the Company to file with the Commission within 60 days after such demand is made a registration statement on Form S-1, Form S-2, or Form S-3, as appropriate (the "Registration Statement") providing for the resale of those Shares which have been issued upon conversion of the Preferred Shares, but in no event can such demand be made until the first to occur of (a) 90 days following the closing (including the closing of any over-allotment options exercised by the underwriters) of a firm commitment underwritten public offering by the Company of its Common Stock or (b) May 31, 1998. Notwithstanding the foregoing, no such demand shall be made until 30 days after the Purchaser shall have first exercised its conversion rights of such Preferred Shares under the Purchase Agreement. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective and will take all reasonable steps necessary to keep the Registration Statement effective until the earlier of (i) two years after the date hereof,
(ii) until the Shares registered thereby are transferrable pursuant to Rule 144 under the Securities Act, or (iii) until all of the Shares registered thereby have been sold under such Registration Statement.



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                 2.1.2  Limitations and Restrictions.

                          2.1.2.1  The Company may suspend or restrict any
transfer of Shares under the Registration Statement if it determines in good faith that it is required to amend the Registration Statement in order to comply with the Securities Act and in such case, if requested, the Purchaser will immediately cease making offers of such Shares and promptly return all prospectuses to the Company. In such a case, the Company will take all reasonable steps to amend such Registration Statement and will promptly provide the Purchaser with revised prospectuses and, following receipt of the revised prospectuses, the Purchaser shall be free to resume making offers of the Shares.

                          2.1.2.2  The Company shall be entitled to require
that the Purchaser refrain from making any public sales or distributions of the Shares if the board of directors of the Company reasonably determines that such sales or distributions would interfere with any proposed or pending material transaction involving the Company or any of its subsidiaries or would require premature disclosure thereof or would require the Company to disclose information that the Company has not otherwise made public and the Company reasonably determines that is in the best interests of the Company to not disclose at such time, or the Company is engaged in any other activity which the Board of Directors of the Company determines in good faith may be adversely affected by the required registration or the registration and distribution of the Shares, provided in no event shall any requirement that the Purchaser refrain from effecting sales or distributions of the Shares extend for more than 180 days.

                          2.1.2.3  Notwithstanding the provisions of this
Section 2.1, the one-time demand registration rights provided in Section 2.1.1 shall be subject to the following additional limitations: (a) the Company shall not be obligated to file a Form S-3 or Form S-2 Registration Statement on such Form if it does not meet the requirements of such Form, and if the Company is required to file a Form S-1, it shall not be obligated to file the Form S-1 until it shall have prepared current financial statements as required by Form S-1, or (b) if, upon receipt of any request for registration of Shares pursuant to Section 2.1.1, the Company is then engaged by a reputable and nationally or regionally recognized investment banking firm regarding a good faith proposed Underwritten Public Offering (other than for the underwritten offering referred to in Section 2.1.1 hereof), then the Company shall give notice of such negotiations to the Purchaser within 15 days of the date upon which the Company receives such request and the Company shall not, for 90 days after giving such notice, be required to undertake a required registration of the Shares pursuant to Section 2.1.1 in response to the Purchaser's request; provided, however, that if such registration statement of such proposed Underwritten Public Offering is not filed within 90 days after the Company gives such notice to the Purchaser, the Company shall respond to the Purchaser's request for registration of the Shares and, unless otherwise required by the provisions of this Section 2.1, register such Shares, no later
than 30 days after the expiration of such 90 days period.   In no event shall
the Company be obligated to include the Shares in any registration statement or notification under Section 2.1.1 if: (i) in the written opinion of the underwriter, the inclusion of the Shares in such registration statement or notification would be materially detrimental to the proposed offering of debt or equity securities pursuant to which the Company gave notice to the Purchaser under this paragraph; or (ii) in the opinion of counsel for the Company that the Shares are not considered "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act and that registration under the Securities Act is therefore not required.

                          2.1.2.4  Notwithstanding anything herein to the
contrary, the Company shall not be required to effect more than one registration statement pursuant to this Section 2.1.

                 2.1.3 Additional Covenants. In connection with the filing of a Registration Statement, notification, or post-effective amendment under this section, the Company covenants and agrees:





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                          2.1.3.1 to pay all expenses of such Registration
Statement, notification, or post-effective amendment, including, without limitation, printing charges, legal fees and disbursements of counsel for the Company, blue sky expenses, accounting fees and filing fees, but not including legal fees and disbursements of counsel to the Purchaser and any sales commissions on Shares offered and sold; and

                          2.1.3.2 to take all necessary action which may
reasonably be required in qualifying or registering the Shares included in a Registration Statement, notification or post-effective amendment for the offer and sale under the securities or blue sky laws of such states as requested by the Purchaser; provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

         2.2 Expenses of Registration. All Registration Expenses shall be borne by the Company. Unless otherwise stated herein, all Selling Expenses relating to the Shares registered on behalf of the Purchases shall be borne by the Purchaser.

         2.3 Registration Procedures. In the case of registration, qualification or compliance effected by the Company pursuant to this Registration Rights Agreement, the Company will keep the Purchaser advised as to the initiation of the registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish to the Purchaser such number of copies of the prospectus and such other documents as the Purchaser may reasonably request in order to facilitate the public sale of the Shares, and promptly furnish to the Purchaser notice of any stop- order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and notice of any Nasdaq or securities exchange listing. Further, the Company shall use its best efforts to cause the Shares to be listed on the Nasdaq Stock Market or a securities exchange on which the Common Stock is approved for listing.

         2.4 Indemnification.

                 2.4.1 To the extent permitted by law, the Company will indemnify the Purchaser, each of its officers and directors and partners, and each person controlling the Purchaser within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to the extent such expenses, claims, losses, damages or liabilities arise out of or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse the Purchaser, each of its officers and directors and partners, and each person controlling the Purchaser, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with





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investigating, preparing or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by the Purchaser, such controlling person or such underwriter specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability, or expense if settlement is effected without the consent of the Purchaser (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to the applicable rules of the Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of any underwriter if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                 2.4.2 To the extent permitted by law, the Purchaser will, if securities held by the Purchaser are included in the securities as to which such registration, qualification or compliance is being effected pursuant to terms hereof, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other person selling the Company's securities covered by such registration statement, each of such person's officers and directors and each person controlling such persons within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Purchaser of any rule or regulation promulgated under the Securities Act applicable to the Purchaser and relating to action or inaction required of the Purchaser in connection with any such registration, qualification or compliance, and will reimburse the Company, such other persons, such directors, officers, persons, underwriters or control persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Purchaser specifically for use therein; provided, however, that the indemnity contained herein shall not apply to amounts paid in settlement of any claim, loss, damage, liability or expense if settlement is effected without the consent of such holder of Registrable Securities (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of the Purchaser under this Section 2.4.2 shall be limited in an amount equal to the net proceeds from the sale of the Shares sold by the Purchaser, unless such liability arises out of or is based on willful conduct by the Purchaser. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes





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effective or in the final prospectus filed pursuant to applicable rules of the
Commission or in any supplement or addendum thereto, the indemnity agreement herein shall not inure to the benefit of the Company or any underwriter, if a copy of the final prospectus filed pursuant to such rules, together with all supplements and addenda thereto, was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                 2.4.3 Notwithstanding the foregoing paragraphs 2.4.1 and 2.4.2, each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or as to which the Indemnifying Party is asserting separate or different defenses, which defenses are inconsistent with the defenses of the Indemnified Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

                 2.4.4 If the indemnification provided for in this Section is unavailable to the Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and all shareholders offering securities in the offering (the "Selling Security Holders") on the other from the offering of the Company's securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Selling Security Holders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Selling Security Holders on the other shall be the net proceeds from the offering (before deducting expenses) received by the Company on the one hand and the Selling Security Holders on the other. The relative fault of the Company on the one hand and the Selling Security Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Selling Security Holders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Security Holders agree that it would not be just and equitable if contribution pursuant to this Section were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The amount paid or payable by an Indemnified Party as a result of the losses, claims,





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damages and liabilities referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions hereof. Notwithstanding the provisions of this Section, no Selling Shareholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Shareholder. No person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         2.5 Certain Information. The Purchaser agrees, with respect to any Shares included in any registration, to furnish to the Company such information regarding the Purchaser, the Shares and the distribution proposed by the Purchaser as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

         2.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Restricted Securities (used herein as defined in Rule 144 under the Securities Act) to the public without registration, the Company agrees to use its best lawful efforts to:

                 2.6.1 Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                 2.6.2 File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements); and

                 2.6.3 So long as the Purchaser owns any Shares constituting Restricted Securities (as defined in Rule 144 promulgated under the Securities
Act), to furnish to the Purchaser forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 and with regard to the Securities Act and the Exchange Act (at all times during which the Company is subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Purchaser may reasonably request in availing itself of any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration.

         2.7 Transferability. The rights conferred by this Agreement shall be freely transferable to a recipient of Shares.

         2.8 Governing Law. This Registration Rights Agreement shall be governed in all respects by the laws of the State of Texas.

         2.9 Entire Agreement; Amendment. This Registration Rights Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof. This Registration Rights Agreement, or any provision hereof, may be amended, waived, discharged or terminated upon the written consent of the Company and the Purchaser.





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         2.10 Notices, etc. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered or within three (3) days after having been sent via U.S. certified or registered mail, postage prepaid, return receipt requested, addressed to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Registration Rights Agreement, as set forth below or at such other address as either of the parties hereby may hereafter notify the other in writing in accordance with the provision hereof.

To Company:               INTELECT COMMUNICATIONS, INC.
                          1100 Executive Drive
                          Richardson, Texas 75081
                          Telephone:  972-367-2100
                          Telecopy:  972-367-2271
                          Attention:  Herman M. Frietsch, Chairman and CEO

with a copy to:           Philip P. Sudan, Jr.
                          Ryan & Sudan, L.L.P.
                          909 Fannin, 39th Floor
                          Houston, Texas 77010
                          Telephone:  713-652-0501
                          Telecopy:  713-652-0503

To Purchaser:             NAVESINK EQUITY DERIVATIVE FUND LDC
                          c/o  RUMSON CAPITAL, L.L.C.
                          The Galleria Building One
                          3rd Floor
                          2 Bridge Ave.
                          Red Bank, New Jersey  07001-1106
                          Telephone:  (732) 747-7716
                          Telecopy:  (732) 747-3687
                          Attn:  Mr. John Burke


         2.11 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Registration Rights Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Registration Rights Agreement, or any waiver on the part of any party of any provisions or conditions of this Registration Rights Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Registration Rights Agreement or by law or otherwise afforded to any party to this Registration Rights Agreement, shall be cumulative and not alternative.





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         2.12 Counterparts.  This Registration Rights Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         2.13 Severability. In the event that any provision of this Registration Rights Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Registration Rights Agreement shall continue in full force and effect without said provision.

         2.14 Titles and Subtitles. The titles and subtitles used in this Registration Rights Agreement are used for convenience only and are not considered in construing or interpreting this Registration Rights Agreement.





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                          THE COMPANY'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Company has executed this agreement effective upon the date first set forth above.

                                    INTELECT COMMUNICATIONS, INC.


                                    /s/ HERMAN M. FRIETSCH
                                    -------------------------------------------
                                    Herman M. Frietsch
                                    Chairman and Chief Executive Officer





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                         THE PURCHASER'S SIGNATURE PAGE

         IN WITNESS WHEREOF, the Purchaser has signed this Agreement as of the date first written above.

                                        NAVESINK EQUITY DERIVATIVE
                                        FUND LDC

                                        By:  RUMSON CAPITAL, L.L.C.



                                        By: /s/ JOHN BURKE
                                           -----------------------------------
                                           John Burke, Managing Member





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